UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 22, 2005

                              CNB Bancorp, Inc.
            (Exact name of registrant as specified in its charter)

           New York              000-17501             14-1709485

 (State or other jurisdiction   (Commission           (IRS Employer
       of incorporation)        File Number)        Identification No.)

  12-24 North Main Street, Gloversville, New York         12078

  (Address of principal executive office)               (Zip Code)

  Registrant's telephone number, including area code:   (518) 773-7911



                                     N/A
        (Former name or former address, if changed since last report.



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.


On December 22, 2005, CNB Bancorp, Inc. issued the press release attached as
Exhibit 99 and incorporated herein.


Item 9.01.    Financial Statements and Exhibits.

              The following exhibit is being filed herewith:

       (99)   Press release.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNB Bancorp, Inc.

Date:  December 27, 2005

                                      By:  /s/ George A. Morgan

                                          George A. Morgan
                                          Executive Vice President and
                                          Chief Financial Officer

                 Exhibit Index to Current Report on Form 8-K

                                   Exhibit

   Number

    (99)    Press release.